UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                            Pursuant to Section 13 OR
                             15(d) of The Securities
                              Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 31, 2007



                           CAMDEN NATIONAL CORPORATION
               (Exact name of Registrant as specified in charter)




              MAINE                    01-28190             01-0413282
    (State or other jurisdiction     (Commission          (IRS employer
          of incorporation)          File Number)       Identification No.)




        Two Elm Street, Camden, Maine                           04843
     (Address of principal executive offices)                 (Zip Code)


                                 (207) 236-8821
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 2.02 - Results of Operations and Financial Condition

Camden National Corporation issued a press release on July 31, 2007 announcing earnings for the six months ended and fiscal quarter ended June 30, 2007.




Item 9.01 - Financial Statements and Exhibits


            (c) Exhibits.

                       99.1 Year-to-date and second quarter 2007 earnings press release

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

             CAMDEN NATIONAL CORPORATION



           By:    /s/ Sean G. Daly                           Date: July 31, 2007
                 ---------------------------------------
                 Sean G. Daly
                 Chief Financial Officer and Principal
                 Financial & Accounting Officer